NATIONWIDE MUTUAL FUNDS
Nationwide Destination 2040 Fund

Supplement dated September 9, 2013
to the Summary Prospectus dated March 1, 2013

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.
On September 9, 2013, the Board of Trustees of Nationwide Mutual Funds considered and approved a proposal to convert existing Class R1 shares of the Nationwide Destination 2040 Fund (the “Fund”) to Class R2 shares of the Fund and to terminate Class R1 shares.  The conversion is expected to occur on or about February 21, 2014 (the “Conversion Date”).

Until the Conversion Date, shareholders may purchase, redeem or exchange their Class R1 shares in the manner set forth in the Prospectus.

Upon the Conversion Date, all Class R1 shares will convert to Class R2 shares of the Fund based on the relative net asset values of the classes without the imposition of any sales load, fee or other charge.  The Fund will cease offering Class R1 shares on the Conversion Date.

The following table shows the fees and expenses of Class R1 shares compared to those of Class R2 shares:

	Nationwide Destination 2040 Fund
	Class R1	Class R2
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchase (as a percentage of offering price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees1	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	0.65%	0.50%
Other Expenses	0.26%	0.26%
Acquired Fund Fees and Expenses	0.29%	0.29%
Total Annual Fund Operating Expenses	1.33%	1.18%

1	“Management Fees” have been restated to reflect the reduction of contractual investment advisory fees, effective January 1, 2012.

2.	Effective March 1, 2014, Class R2 shares of the Fund will be renamed “Class R” shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE